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

                                                                                                        Exhibit 99.1
                                                List of Transactions
                                                --------------------

                                           Securities Acquired or Disposed of   Amount of Securities    Ownership
                   Transaction Transaction ----------------------------------   Beneficially Owned      Form:
Title of Security     Date        Code       Amount   (A) or (D)   Price        Following Reported      Direct (D) or
-----------------     ----        ----       ------   ----------   -----        Transaction             Indirect (I)
                                                                                --------------------    -------------
                                                                                      493800
------------------ -----------  ---------  ----------- ---------- ------------  -------------------- -----------
Common Stock       07/02/2007      S            200     D          62.88              493600             D
------------------ -----------  ---------  --------- ---------- ---------       -------------------- -----------
Common Stock       07/02/2007      S            500     D          62.87              493100             D
 ------------------ -----------  ---------  --------- ---------- ---------      -------------------- -----------
Common Stock       07/02/2007      S           1300     D          62.86              491800             D
 ------------------ -----------  ---------  --------- ---------- ---------      -------------------- -----------
Common Stock       07/02/2007      S            500     D          62.84              491300             D
------------------ -----------  ---------  --------- ---------- ---------       -------------------- -----------
Common Stock       07/02/2007      S            100     D          62.77              491200             D
------------------ -----------  ---------  --------- ---------- ---------       ------------------- ------------
Common Stock       07/02/2007      S            400     D          62.76              490800             D
 ------------------ -----------  ---------  --------- ---------- ---------      -------------------- -----------
Common Stock       07/02/2007      S            500     D          62.68              490300             D
------------------ -----------  ---------  --------- ---------- ---------       -------------------- -----------
Common Stock       07/02/2007      S           1200     D          62.63              489100             D
------------------ -----------  --------- --------- ----------  ---------       -------------------- -----------
Common Stock       07/02/2007      S            200     D          62.62              488900             D
------------------ -----------  --------- --------- ----------  ---------       -------------------- -----------
Common Stock       07/02/2007      S            100     D          62.51              488800             D
------------------ -----------  --------- --------- ----------  ---------       -------------------- -----------
Common Stock       07/02/2007      S            100     D          62.50              488700             D
------------------ -----------  --------- ----------- ---------- --------       -------------------- -----------
Common Stock       07/02/2007      S           1800     D          62.49              486900             D
------------------ -----------  --------- ---------- ---------- ---------       -------------------- -----------
Common Stock       07/02/2007      S           3100     D          62.09              483800             D
------------------ -----------  --------- ---------- ---------- ---------       -------------------- -----------
                                       Total 10,000               $62.50
                                       ------------               ------
                                       ------------               ------
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